Exhibit 99.1
Michael Golden, President/CEO John Kelly, CFO May 2008

Smith & Wesson Holding Corporation Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward- looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include statements regarding the Company's strategies, the demand for the Company's products, the opportunity for growth of the Company, and anticipated sales and operating results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company's reports filed with the SEC.

Michael Golden, President/CEO 31 Yrs: Kohler, Stanley Works, Black and Decker, Procter & Gamble John Kelly, CFO 24 Yrs: Smith & Wesson Leland Nichols, President, Smith & Wesson Firearms 23 Yrs: Kohler, Stanley Works, Black and Decker Tom Taylor, VP Marketing 25 Yrs: Coca Cola, Frito-Lay Tom Fimmen, VP Sales - Sporting Goods 26 Yrs: Union Carbide, GE Silicones, Stanley Works (Wal-Mart Sales Mgr) Amaro Goncalves, VP Sales - Defense 19 Yrs: Colt Firearms Ken Chandler, VP Operations 23 Yrs: Ingersoll Rand, Autoliv Bobbie Hunnicutt, VP Licensing 26 Yrs: Meredith, Stanley Works, Harley-Davidson Experienced Management Team

Delivering exceptional growth Net Product Sales ($ in Millions) Earnings per Share ($, Diluted) Net Income ($ in Millions) 2004-2007 Revenue +99% EPS +1450% 0 2 4 6 8 10 12 14 2004 2005 2006 2007 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 2004 2005 2006 2007 0 50 100 150 200 250 2004 2005 2006 2007

Company Profile 156-year old American firearms company Largest handgun manufacturer in the world 1500 Employees in three non-union, U.S. factories: Experienced management team Springfield, MA; Houlton, ME; Rochester, NH LTM Sales by Product LTM Sales by Customer LTM Sales by Geography International, 8% U.S., 92% Civilian, 85% Law Enforcement, 10% Military, 5% Handguns (pistols and revolvers), 56% Long guns (tactical and recreational), 27% Other Firearms and Services, 11% Non-Firearms, 6%

S&W: 87% Brand Awareness Source: American Sports Data - Nov, 2004 A company-sponsored, 2004 survey asked consumers about their future purchase intent: Product / Service S&W Rank Current Status Revolvers #1 Served Pistols #1 Served Tactical Rifles #1 Entered - February 2006 Shotguns #3 Entered - April 2007 Hunting Rifles #3 Entered - January 2007 Security Systems #3 Licensed - April 2008 Ammunition #4 Not served

Growth Strategy Drive Growth in Handgun Market Use "Safety-Security-Protection-Sport" platform to enter new markets while driving growth in our core businesses Innovative Products Law Enforcement Military/Federal Gov't International Sporting Goods Long Guns Homeland Security Criminal Investigation Law Enforcement Defense Re-invent the legacy Key to new market entry Licensing opportunities Marketing initiatives Diversify into New Markets Build and Leverage Brand

Consistent Quarterly Growth



(Year over Year Growth %)
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-4%
1%
13%
10%
15%
22%
24%
44%
50%
43%
40%
59%
56%
39%
23%
Q1-05
Q2-05
Q3-05
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08

Smith&Wesson®

8

$87MM* 15% $578MM S&W 2007 (Includes Walther Products) Market 2006 2006 (CALENDAR) U.S. DOMESTIC NON-MILITARY MARKET - 2007 (FISCAL) S&W SALES $154MM $68MM 44% SOURCE: BATF 2006 Excise Tax Study & Smith & Wesson Management Estimates Leading Market Position Revolvers Pistols *Does not include $10MM in Sigma Pistol Sales to U.S. Gov't for Afghan Military Handgun market: $732mm

Four Key Sales Channels SPORTING GOODS Delivering full range: pistols, revolvers, rifles, shotguns Revolutionary marketing and consumer pull programs S&W Consumer Sales ($ In Millions) 8% 8% 24% 32% 37% 52% 41% 78% 99% New Sales Structure Established 57% 32% $0 $10 $20 $30 $40 $50 $60 $70 $80 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08

Four Key Sales Channels SPORTING GOODS Delivering full range: pistols, revolvers, rifles, shotguns Revolutionary marketing and consumer pull programs LAW ENFORCEMENT Market Size: 17,000 Departments and 800,000 Officers M&P Series polymer pistols launched January 2006 Win rates: 80%+ with pistols (327departments) 90%+ with rifles (148 departments) Goal: Re-take leadership with M&P Pistols & Rifles FEDERAL GOVERNMENT Won the only, four new major orders issued by federal government in past two years Opportunities: Iraq forces, US Military switch: 9mm to 45 caliber INTERNATIONAL Global network of sales employees and reps Growth in FY 2007: 10.1% (Q3 YTD +28%)

Addressing New Growth Opportunities Safety...Security...Protection...Sport Homeland Security Products and Services Surround the Police Officer Surround the Foot Soldier Currently Exploring Defense Related Products and Services Firearms Law Enforcement Products and Services Handguns Long Guns

Proven success in entering new markets SOURCE: BATF 2006 Excise Tax Study and Smith & Wesson Management Estimates Based on 2006 vs. 2007 data from top 3 distributors. The long gun market is 50% larger than the handgun market 2006 U.S. DOMESTIC NON-MILITARY MARKET Bolt-Action Rifles $480mm (43%) Shotguns $352MM (32%) Black Powder Rifles $80MM (7%) $1.1 Billion Tactical Rifles $187MM (17%) Reasons for Entry S&W already a perceived leader Fragmented market No sophisticated marketing Rapid Entry & Execution March 2006: Launched M&P15 Tactical Rifle (First year orders exceed 10% of market) January 2007: Acquired Thompson/Center Arms (market acceleration; added key competence) Summer 2007: S&W bolt-action rifle launch Summer 2007: Thompson bolt-action rifle launch

Building the Brand: Licensing Upgrading Retail Licensee Portfolio: Wilsons Leather, Wellco Enterprises (military boots), Zippo (lighters), Gun Safes, Gun Cleaning Products, Hats/T-shirts, Automotive, Security Systems Establishing licensees in professional markets where Smith & Wesson can do business beyond licensing: Safety...Security...Protection...Sport & Brand Loyalty Future: Long Gun Accessories Defense Related Products and Services Homeland Security Products and Services Law Enforcement Products and Services Firearms

Enhancing Productivity Achievements through FY 08: - Delivery improved from 70% to over 90% - Machine uptime improved to 87% - Guns/day output +50% vs '06 - Productivity ratio + 5% vs prior year Blending craftsmanship with technology: - Implementing Smith & Wesson Operating System - Investing in Equipment and Technology - Technology Cell - Pistol Manufacturing - New machining / Equipment re-furbishing New process reduced steps from 13 to 3

Quarterly Income Statement Summary (US$ in millions, except per share data) 2007 2008 2007 2008 Sales $54.4 $66.6 $153.8 $212.8 Gross Profit 17.0 16.6 49.7 66.9 Gross Margin 31.3% 25.0% 32.3% 31.4% Operating Income $3.6 $0.3 $14.8 $16.7 Net Income/(Loss) $1.6 ($1.8) $7.8 $5.8 EPS $0.04 ($0.04) $0.19 $0.14 Three Months Ended January 31, Nine Months Ended January 31,

Annual Income Statement Summary Sales: +5% Net Income: +531% Sales: +27% Net Income: +66% FY 07 Results reflect Thompson acquisition, including approximately $2.7 million in amortization of inventory FMV valuation and acquisition related intangibles Sales: +49% Net Income: +49% Growth: Year Ended April 30, (US$ in millions, except per share data) 2004 2005 2006 2007 Sales $ 117.9 $ 124.0 $ 157.9 $ 2 34 .. 8 Gross Profit 39.1 40.9 49.6 7 6 .. 3 Gross Margin 32.7% 32.5% 31.0% 3 2. 3 % Operating Income $ 4.8 $ 11.2 $ 14.5 $ 2 4 .. 4 Operating Margin 4.0% 8.9% 9. 9% 1 0 .. 4 % Net Income $ 0.8 $ 5.2 $ 8.7 $ 1 3 ..0 EPS $ 0.0 2 $ 0.14 $ 0.22 $ 0. 31

FY08 Annual Guidance We, like many other companies doing business today, find ourselves now in an uncertain business environment. We therefore do not confirm the guidance we gave on December 6, 2007, nor do we give any guidance at this time. To be clear, we are giving no guidance today. We cannot tell you when we will be able to again give guidance. We hope to be able to do so when trends in our business become clearer.